Investor Presentation

September 30, 2024

California BanCorp | California Bank of Commerce

Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. Examples of forward-looking statements include, among others, statements regarding expectations, plans or objectives for future operations, products or services, loan recoveries, projections, expectations regarding the adequacy of reserves for credit losses and statements about the benefits of the Company's merger with California BanCorp ("CALB") (the "Merger"), as well as forecasts relating to financial and operating results or other measures of economic performance. Forward-looking statements reflect management's current view about future events and involve risks and uncertainties that may cause actual results to differ from those expressed in the forward-looking statement or historical results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to risk related to the Merger, including the risks that costs may be greater than anticipated, cost savings may be less than anticipated, and difficulties in retaining senior management, employees or customers, the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks, changes in real estate markets and valuations; the impact on financial markets from geopolitical conflicts; inflation, interest rate, market and monetary fluctuations and general economic conditions, either nationally or locally in the areas in which the Company conducts business; increases in competitive pressures among financial institutions and businesses offering similar products and services; general credit risks related to lending, including changes in the value of real estate or other collateral, the financial condition of borrowers, the effectiveness of our underwriting practices and the risk of fraud; higher than anticipated defaults in the Company's loan portfolio; changes in management's estimate of the adequacy of the allowance for credit losses or the factors the Company uses to determine the allowance for credit losses; changes in demand for loans and other products and services offered by the Company; the costs and outcomes of litigation; legislative or regulatory changes or changes in accounting principles, policies or guidelines and other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission ("SEC"); and other documents the Company may file with the SEC from time to time.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and other documents the Company files with the SEC from time to time.

Any forward-looking statement made in this release is based only on information currently available to management and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as required by law.

Company Overview

Investment Highlights

Market and Footprint

- California is the world's 5th largest economy and the largest banking market in the U.S.[1]
- Bank's footprint covers the best small to middle-market business banking markets in California (1.7 million small to medium-sized businesses in the counties we service)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- Merger between Southern California Bancorp and California BanCorp closed on July 31, 2024; franchise offers complementary products and services to expanded client base
- Scalable business model of trusted brands offers cost savings and greater efficiency
- New C&I teams established in Irvine in 2022 and Los Angeles in 2024
- Acquisition of Bank of Santa Clarita in late 2021 expanded footprint into desirable banking market of Northern Los Angeles County
- New branches opened in 2021 in high growth areas of West Los Angeles, Encino and Westlake Village

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 36.6% of total deposits at Sept. 30, 2024
- Total loans held for investment of $3.2 billion at Sept. 30, 2024, compared with $1.9 billion at June 30, 2024 and $1.9 billion at Sept. 30, 2023
- Diverse commercial loan portfolio
- Bank's capital exceeds minimums to be "well capitalized," the highest regulatory capital category

1. California data published by the U.S. Bureau of Economic Analysis on December 7, 2023; world data published by The World Bank, as of June 13, 2024.
2. Employment Development Department, State of California; data as of third quarter 2023

California BanCorp

At a Glance

BCAL Nasdaq	San Diego Headquarters	
$461M Market Cap[1]	$4.4B Assets[3]	39.1% 5-Yr Asset CAGR[4]
4 Bank Acquisitions[2] 1 MOE	$3.7B Deposits[3]	40.0% 5-Yr Deposit CAGR[4]

Branch Footprint



Del Norte
Siskiyou
Modoc
Humboldt
Trinity
Shasta
Lassen
Tehama
Plumas
Mendocino
Glenn
Butte
Sierra
Nevada
Lake
Colusa
Yuba
Placer
Sutter
Yolo
El Dorado
Sonoma
Napa
Solano
Amador
Alpine
Marin
Calaveras
Tuolumne
Mono
San Francisco
Contra Costa
Alameda
San Joaquin
Stanislaus
Mariposa
San Mateo
Santa Clara
Merced
Madera
Santa Cruz
Inyo
San Benito
Fresno
Tulare
Monterey
Kings
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Imperial



Roseville
Woodland
Windsor
Davis
Sacramento
Rancho Cordova
Santa Rosa
Sebastopol
Parkway
Elk Grove
Rohnert Park
Vacaville
Napa
Petaluma
Fairfield
Lodi
Novato
Vallejo
San Rafael
Concord
Stockton
Richmond
Berkeley
San Francisco
Manteca
Oakland
Daly City
Tracy
Livermore
South San Francisco
Hayward
Fremont
Redwood City
Ceres
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
N



Victorville
Santa Paula
Santa Clarita
Ventura
Simi Valley
Burbank
Oxnard
Thousand Oaks
Los Angeles
El Monte
Fontana
San Bernardino
Inglewood
Ontario
Riverside
Fullerton
Corona
Torrance
Moreno Valley
Orange
Long Beach
Santa Ana
Huntington Beach
Temecula
Oceanside
Carlsbad
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

Attractive Market Position

California is the Largest Banking Market in the United States

$3.9T	5th	39MM	1.7MM
California GDP	Largest economy in the world behind Germany and ahead of India	2023 Population	Small Businesses

BCAL's Southern California Footprint

$1.6T	16th	23MM	1MM
Combined GDP	Largest economy in the world, behind Spain and ahead of Indonesia	2022 Population	Small Businesses

BCAL's Northern California Footprint

$707MM	21st	6MM	94K
Combined GDP	Largest economy in the world, behind Switzerland and ahead of Poland	2022 Population	Small Businesses


Banks in California
351
272
124
2000
2010
2024


Median California Bank Assets ($MM)
$1,064
$175
$252
2000
2010
2024

Sources: U.S. Bureau of Economic Analysis (2023 ; World Bank (2022); Census Bureau (July 2023); California Department of Economic Development (2023); S&P Capital IQ.

High Growth Franchise

Since 2019, total assets have grown organically and through strategic M&A by $3.5 billion, or 426%, powered by a dedicated and accomplished team.



July 2018
Acquired Americas United Bank ($230MM Assets)
May 2020
Acquired CalWest Bancorp ($311MM Assets)
November 2020
David Rainer joined BCAL
October 2021
Acquired Bank of Santa Clarita ($425MM Assets)
July 2024
Closed merger of California BanCorp and Southern California Bancorp ($1.86B Assets)
$480
$768
$830
$1,579
$2,260
$2,284
$2,360
$2,294
$4,363
2017
2018
2019
2020
2021
2022
2023
2Q 2024
3Q24
Assets ($MM) (1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David I. Rainer	Steven Shelton	Richard Hernandez	Thomas Dolan	Michele Wirfel
Executive Chairman	Chief Executive Officer	President	Chief Financial Officer	Chief Operating Officer
Banking Experience:	Banking Experience:	Banking Experience:	Banking Experience:	Banking Experience:
> 40 Years	> 40 Years	> 25 Years	> 40 Years	> 30 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, easily accessible, good visibility and efficient operations
- Commercial offices with average deposits for all branches of $267.2 million per branch at Sept. 30, 2024 ($3.74 billion in deposits / 14 branches)

Financial Highlights

Announcement Estimates vs Updated Estimates

Key Accounting Marks

(in millions, except per share data)	Estimate at January 30, 2024	Estimate at July 31, 2024
Day 1 – CECL reserve	$18.5	$18.5
PCD loan CECL mark	14.9	11.2
Gross CECL credit mark	33.4	29.7
Day 1 – CECL reserve for unfunded commitment	-	2.7
Accretable loan mark[1]	45.8	46.6
Core deposit intangible	42.7	22.7
HTM securities mark	10.2	0.7
Sub-debt mark	4.8	4.2
Annualized cost savings goal	16.0	16.0
Total merger costs	19.5	20.1
Purchase consideration	233.6	216.6
BCAL stock price	*16.69*	*15.79*
10-day VWAP	*18.77*	*14.45*
Net assets acquired	180.2	141.9
Preliminary goodwill creation	53.4	74.7

- Increase in goodwill is due primarily to lower net asset acquired offset by lower purchase consideration
- Capital Ratio variance is due primarily to lower equity from lower earnings and lower purchase consideration funded by common equity
- Cost save estimate of $16 million does not include $2 million in new estimated expenses for expansion teams in Southern California
- Variance in TBV largely due to credit losses experienced prior to day one close

TBV & Bank Capital Ratios

	Estimate at January 30, 2024 (merger ann)	Estimate at July 31, 2024
Tangible book value per common share	$11.94	$10.92
Tangible common equity / tangible assets	8.7%	8.5%
Leverage ratio	10.6%	10.3%
Common equity tier 1 ratio	10.7%	10.7%
Tier 1 capital ratio	10.7%	10.7%
Total capital ratio	12.0%	11.8%

1. Accretable loan mark is the interest rate marks for non-PCD and PCD loans.

3Q24 Balance Sheet

Balance Sheet ($ in 000s)	September 30, 2024
Assets	
Cash and Cash Equivalents	$614,423
Investments	212,694
Loans Held for Sale	33,704
Gross Loans, (excluding HFS loans)	3,199,714
Allowance for Loan Losses	(53,552)
Net Loans	3,146,162
Goodwill and Other Intangibles	135,546
Other Assets	220,238
Total Assets	4,362,767
Liabilities	
Total Deposits	$3,740,915
Short-term Borrowings	
Subordinated Debentures	69,142
Other Liabilities	54,646
Total Liabilities	3,864,703
Shareholders' Equity	
Common Stock	441,684
Retained Earnings	59,236
Accumulated Other Comprehensive Loss	(2,856)
Treasury Stock	
Total Shareholders' Equity	498,064
Total Liabilities & Shareholders' Equity	4,362,767

Focuses

- Strong cash position with multiple sources of quickly available liquidity
- Maintain prudent underwriting standards
- Maintain adequate allowances for credit losses
- Manage capital for long-term success
- Strong risk, governance and internal financial controls
- Stability of relationship-based banking model versus transactional

3Q24 Income Statement

Income Statement ($ in 000s)	For the three and nine months ended September 30, 2024	
	3 months ended	9 months ended
Interest Income		
Loans	$ 47,528	$ 105,169
Securities	1,687	4,129
Other interest income	4,912	7,942
Total Interest Income	54,127	117,240
Interest expense		
Deposits	16,160	36,135
Borrowings	1,025	2,662
Total Interest Expense	17,185	38,797
Net Interest Income	36,942	78,443
Provision expense	22,963	25,525
Net Interest Income after Provision	13,979	52,918
Non-interest income		
Service charges and fees on deposit accounts	1,136	2,229
Gain on sale of loans	8	423
Bank owned life insurance	398	925
Servicing and related (expense) income on loans	82	150
Loss on sale of building and related fixed assets	-	(19)
Other charges and fees	(450)	48
Total Non-interest Income	1,174	3,756
Non-interest expense		
Salaries, wages and other employee benefits	15,385	33,771
Occupancy	2,031	4,928
Merger and related expenses	14,605	15,645
Other operating	5,659	17,052
Total Non-interest Expense	37,680	71,666
Net loss before income taxes	(22,527)	(14,992)
Income tax expense (benefit)	(6,063)	(3,653)
Net income (loss)	(16,464)	(11,339)

	For the three months ended September 30, 2024
Operating net income	
Net loss	($16,464)
Addback significant items (tax effected):	
Merger-related expenses	10,576
Day 1 Non-PCD Provision	13,047
Day 1 Unfunded Loan Commitment Provision	1,931
Total significant items	25,554
Operating net income[1]	$9,090
Weighted average dilutive shares[2]	27,705,844
Adjusted diluted EPS[2]	$0.33

1. Operating net income is a non-GAAP measure that is derived from net loss adjusted for significant items.
2. Weighted averaged diluted shares calculated only computation of adjusted diluted EPS. Weighted average diluted shares for GAAP diluted EPS are the same as shares for calculating basis EPS due to the antidilutive effect of the diluted shares when considering the GAAP loss for the quarter.

Net Interest Margin

Yield on Earning Assets
(for three months ended Sept. 30, 2024)

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$2,783,581	$47,528	6.79%
Taxable debt securities	149,080	1,687	4.50%
Tax-exempt debt securities[1]	53,682	306	2.87%
Deposits in other financial institutions	161,616	2,215	5.45%
Fed fund sold/resale agreements	143,140	1,886	5.24%
Restricted stock investments and other bank stock	24,587	505	8.17%
Total interest-earning assets	$3,315,686	$54,127	6.49%
Total noninterest-earning assets	277,471		
Total Assets	**$3,593,157**		

Net Interest Income ($ in millions)



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.32%
4.62%
4.71%
4.36%
4.23%
4.05%
3.80%
3.94%
4.43%
$23.8
$25.3
$24.9
$23.4
$23.3
$22.6
$20.5
$21.0
$36.9
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
Net Interest Income
Net Interest Margin

Cost of Funds
(for three months ended Sept. 30, 2024)

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$617,373	$2,681	1.73%
Money market and savings accounts	999,322	8,392	3.34%
Time deposits	421,241	5,087	4.80%
Total interest-bearing deposits	2,037,936	16,160	3.15%
Borrowings:			
FHLB advances	611	9	5.86%
Subordinated debt	52,246	1,016	7.74%
Total borrowings	52,857	1,025	7.71%
Total interest-bearing liabilities	$2,090,793	$17,185	3.27%
Noninterest-bearing liabilities:			
Demand deposits	1,031,844		
Other liabilities	41,962		
Shareholders' equity	428,558		
Total Liabilities and Shareholders' Equity	**$3,593,157**		

Total cost of deposits in 3Q24 was 2.09%
Total cost of funds in 3Q24 was 2.19%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate.

Low-Cost Core Deposits



Deposit Mix and Growth
at quarter ended:
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
9/30/2023
12/31/2023
3/31/2024
6/30/2024
9/30/2024
5% 4% 13% 6% 35% 37%
7% 6% 14% 6% 32% 35%
7% 6% 13% 6% 34% 34%
8% 5% 13% 6% 34% 34%
6% 6% 18% 4% 29% 37%
Noninterest-bearing Demand
Interest Bearing Checking
Brokered Time Deposits
Money Market & Savings
ICS/R&T Deposits
Time Deposits

88.7% Core deposits[1] | 36.6% Noninterest-bearing deposits to total deposits as of Sept. 30, 2024



Cost of Deposits for
the quarter ended:
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.56%
1.81%
2.05%
2.12%
2.09%
3Q23
4Q23
1Q24
2Q24
3Q24



Total Deposits ($MM)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$1,984
$1,944
$1,931
$1,936
$3,741
9/30/2023
12/31/2023
3/31/2024
6/30/2024
9/30/2024

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K and CDARS deposits <$250K.
2. Insured Cash Sweep (ICS) and Reich & Tang Deposit Solutions (R&T) products provide customers with FDIC insurance coverage at ICS or R&T network institutions.

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity		In-Use		Total Available Liquidity	
As of 9/30/2024			*($ in millions)*			
Cash	$	614.4	$	-	$	614.4
AFS Securities		159.3		-		159.3
FHLB		786.1		122.5		663.6
Fed DW		446.4		-		446.4
Other Sources		121.0		-		121.0
Total	$	2,127.2	$	122.5	$	2,004.7

- Ample access to on-Balance Sheet (BS) and off-BS liquidity (as of 9/30/24)
  - On-Balance Sheet Cash = $614.4 million
  - Total Borrowing Capacity = $1.35 billion
  - Total Available Borrowing Capacity = $1.23 billion
  - Total Available Liquidity = $2.00 billion



Significant Available Liquidity
$614.4
$159.3
$663.6
$446.4
$121.0
$2,004.7
Cash
AFS Securities
FHLB
Fed DW
Other Sources
Total

Loan Portfolio

Total Loans [1] ($MM), at the period ended



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
3Q23
4Q23
1Q24
2Q24
3Q24

Yield on Loans, for the quarter ended



7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
5.97%
6.08%
6.02%
6.21%
6.79%
3Q23
4Q23
1Q24
2Q24
3Q24

Contractual Maturity Summary for the next 3 years as of September 30, 2024

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$222.1	6.9%	$20.0	0.6%	$1.5	0.0%
1-4 family residential	23.2	0.7%	15.7	0.5%	8.2	0.3%
Multifamily	34.4	1.1%	33.0	1.0%	42.6	1.3%
Commercial real estate	129.1	4.0%	118.0	3.6%	300.7	9.3%
Commercial & industrial	305.1	9.4%	116.8	3.6%	57.9	1.8%
Others	3.2	0.1%	0.3	0.0%	1.1	0.0%
Total loans	$717.1	22.2%	$303.8	9.3%	$412.0	12.7%
Sponsor Finance	$5.3	0.2%	$32.6	1.0%	$13.6	0.4%
CRE Owner-Occupied (OO)	$8.0	1.6%	$17.3	0.7%	$41.7	1.1%
CRE Non Owner-Occupied (NOO)	$7.5	2.4%	$6.1	2.9%	$10.6	8.2%
CRE Office and Medical/Dental Office	$15.5	0.5%	$23.4	0.7%	$52.3	1.6%

Loan Repricing Summary for the next 3 years as of September 30, 2024

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$851.9	26.3%	$10.1	0.3%	$28.7	0.9%
Other Indexed Rate Loans	219.2	6.8%	171.0	5.3%	303.0	9.4%
Total Variable Rate Loans	$1,071.1	33.1%	$181.1	5.6%	$331.7	10.3%
Fixed Rate Loans [2]	176.1	5.4%	116.9	3.6%	306.9	9.5%
Total Loans	$1,247.2	38.5%	$298.0	9.2%	$638.6	19.8%
Multifamily	$64.2	2.0%	$21.3	0.7%	$48.0	1.5%
Sponsor Finance	$175.0	5.4%	-	0.0%	-	0%
CRE Owner-Occupied (OO)	$95.2	2.9%	$95.0	2.9%	$121.1	3.7%
CRE Non Owner-Occupied (NOO)	$183.5	5.7%	$136.7	4.2%	$399.9	12.4%
CRE Office and Med/Dental Office	$58.6	1.8%	$53.4	1.7%	$124.2	3.8%

1. Total loans include loans held for sale and loans held for investment.
2. Fixed rate loans is based on contractual maturity.

Diverse Loan Portfolio

Total Loan Portfolio [1], as of September 30, 2024

Commercially Focused | Relationship Based



Other[2] 0.9%
Multifamily 7.8%
1-4 SFR 4.7%
Sponsor Finance 5.4%
C&I 19.2%
Construction & Land Dev 7.7%
Total Loans [1] $3.23 billion
CRE [3] 54.3%
CRE - Industrial 15.9%
CRE - Office 7.9%
CRE - Others 5.9%
CRE - Retail 9.2%
CRE - Special Purpose 3.6%
CRE - Restaurant 1.9%
CRE - Hotel, 4.2%
CRE - Medical/Dental Office 3.6%
CRE - Self Storage 2.8%

Total CRE [3] by Location [4], as of September 30, 2024



Out of State 8%
California - Bay Area 31%
California - Los Angeles 25%
Total CRE Loans $1.76 billion
California - Ventura 4%
California - San Diego 11%
California - Riverside 5%
California - Others 10%
California - Orange 6%

1. Total loans includes loans held for sale and loans held for investment.
2. Other loans includes loans secured by farmland and consumer loans.
3. CRE loans excludes farmland loans.
4. Location by counties in California, except out of state.

Low LTV Commercial Real Estate Loans

Total CRE[1] Distribution by LTV [2], as of September 30, 2024



> 70%
6%
>65% to 70%
6%
>60% to 65%
11%
>55% to 60%
10%
>50% to 55%
13%
< 50%
54%

($ in millions)	No. of Loans	Balance [3]	Average Loan Size	Weighted Avg. LTV
CRE – Industrial	278	$515.7	$1.9	49%
CRE – Office	143	$255.7	$1.8	50%
CRE – Retail	174	$296.6	$1.7	46%
CRE – Special Purpose	56	$116.0	$2.1	38%
CRE – Med/Dental Office	110	$115.1	$1.0	52%
CRE – Self Storage	14	$90.8	$6.5	45%
CRE – Restaurant	32	$39.8	$1.2	45%
CRE – Hotel	14	$134.7	$9.6	46%
CRE – Other	91	$190.8	$2.1	47%
Total CRE	912	$1,755.2	$2.0	49%

CRE NOO vs CRE OO by Property Type, as of Sept. 30, 2024



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CRE - Hotel, 11.8%
CRE - Restaurant, 2.6%
CRE - Other, 9.6%
CRE - Med/Dental Office, 4.2%
CRE - Self Storage, 8.0%
CRE - Retail, 23.1%
CRE - Special Purpose, 4.2%
CRE - Office, 16.9%
CRE - Industrial, 19.6%
CRE - Restaurant, 1.6%
CRE - Other, 13.4%
CRE - Med/Dental Office, 10.8%
CRE - Retail, 5.5%
CRE - Special Purpose, 11.1%
CRE - Office, 10.3%
CRE - Industrial, 47.3%
CRE NOO - $1.14 B
CRE OO - $617.8 MM

1. CRE loans excludes farmland loans.
2. Weighted average LTV is based on current loan balance as of September 30, 2024, and collateral value at origination or renewal.
3. Balance includes loans held for sale and loans held for investment as of September 30, 2024.

CRE Office and Medical/Dental Office Loans

CRE Office Distribution by LTV[1], as of September 30, 2024

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	51	$12.8	$0.3	41%
>$0.5 - $2	63	$56.4	$0.9	46%
>$2 - $5	17	$51.3	$3.0	53%
>$5 - $10	7	$48.0	$6.9	58%
>$10 - $20	4	$62.3	$15.6	44%
> $20	1	$24.9	$24.9	55%
CRE – Office	**143**	**$255.7**	**$1.8**	**50%**

CRE Medical/Dental Office Distribution by LTV[1], as of September 30, 2024

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	49	$13.9	$0.3	48%
>$0.5 - $2	47	$45.8	$1.0	52%
>$2 - $5	11	$30.9	$2.8	58%
>$5 - $10	2	$13.5	$6.8	47%
>$10 - $20	1	$10.9	$10.9	42%
CRE – Medical/Dental Office	**110**	**$115.1**	**$1.0**	**52%**

CRE Office and Medical/Dental Office by Location [3], as of September 30, 2024


Out of State
2.8%
California - Los Angeles
27.6%
California - Bay Area
36.6%
California - San Diego
7.0%
California - Orange
2.7%
California - Others
15.1%
California - Ventura
6.6%
California - Riverside
1.6%

1. Weighted average LTV is based on current loan balance as of September 30, 2024, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of September 30, 2024.
3. Location by counties in California, except out of state.

Multifamily Loans

Multifamily Loans Distribution by LTV[1], as of Sept 30, 2024

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	22	$6.7	$0.3	34%
>$0.5 - $2	10	$73.8	$7.4	57%
>$2 - $5	37	$46.5	$1.3	46%
>$5 - $10	26	$83.8	$3.2	57%
>$10 - $20	3	$41.3	$13.8	58%
Multifamily Loans	98	$252.1	$2.6	55%

Multifamily Loans by Location[3], as of Sept 30, 2024



Out of State, 8.8%
California - Bay Area, 12.0%
California - San Diego, 13.4%
California - Los Angeles, 53.8%
California - Others, 12.0%

At merger close July 31, 2024:

- $59.5 million in fair value of non PCD multifamily loans was acquired in the merger. There was no PCD multifamily loans.

At September 30, 2024:

- Total multifamily loans were $252.1 million, or 7.8% of total loans, including loans held for sale
- Unfunded loan commitments were $1.4 million, or 0.1 % of total unfunded loan commitments
- 52% are fixed rate loans and 48% are variable rate loans
- No past due multifamily loans and nonperforming loans
- An eight-unit multifamily apartment building was foreclosed upon with net collateral value of $4.7 million in July and the OREO value was written down by $614 thousand to $4.1 million.

1. Weighted average LTV is based on current loan balance as of September 30, 2024, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of September 30, 2024.
3. Location by counties in California, except out of state.

Loans Held for Investment by Risk Category

($ in Thousands)	Pass	Special Mention	Substandard [1]	Doubtful	Loss	Nonaccrual	Total
				September 30, 2024			
Construction and Land Development	$ 232,302	$ -	$ 5,973	$ -	$ -	$ 9,659	$ 247,934
Real Estate - Other:							
1-4 Family Residential	148,798	847	-			2,895	152,540
Multifamily Residential	252,134	-	-			-	252,134
Commercial Real Estate and Other	1,694,401	44,032	8,370			9,105	1,755,908
Commercial and Industrial	510,668	37,503	38,045			4,002	590,218
Sponsor Finance	138,274	11,066	25,914			-	175,254
Consumer	25,391	-	335			-	25,726
Total loans held for investment	**$ 3,001,968**	**$ 93,448**	**$ 78,637**	**$ -**	**$ -**	**$ 25,661**	**$ 3,199,714**

($ in Thousands)	Pass	Special Mention	Substandard [1]	Doubtful	Loss	Nonaccrual	Total
				June 30, 2024			
Construction and Land Development	$ 194,371	$ -	$ 10,701	$ -	$ -	$ -	$ 205,072
Real Estate - Other:							
1-4 Family Residential	153,579	849	2,895	-	-	-	157,323
Multifamily Residential	183,264	-	-	-	-	4,696	187,960
Commercial Real Estate and Other	1,030,776	12,624	262	-	-	-	1,043,662
Commercial and Industrial	264,289	14,388	4,526	-	-	-	283,203
Consumer	397	-	-	-	-	-	397
Total loans held for investment	**$ 1,826,676**	**$ 27,861**	**$ 18,384**	**$ -**	**$ -**	**$ 4,696**	**$ 1,877,617**

1. Represents substandard accruing loans.

Credit Profile

Adequate Reserves

($000)	3Q23	4Q23	1Q24	2Q24	3Q24
Nonaccrual Loans					
1-4 Family	$ -	$ -	$ -	$ -	$2,895
CRE & Multifamily	14,272	13,004	6,153	4,696	9,432
Construction	-	-	-	-	9,105
Consumer	-	-	-	-	-
Commercial	-	-	-	-	4,002
Total Nonaccrual	$14,272	$13,004	$6,153	$4,696	$25,661
Accruing Loans past due 90 days or more	-	-	-	-	37
Total Nonperforming Loans	$14,272	$13,004	$6,153	$4,696	$25,698
Other Real Estate Owned	-	-	$13,114	-	4,083
Total Nonperforming Assets	$14,272	$13,004	$19,267	$4,696	$29,781

At September 30, 2024:

- Total non-performing assets (NPAs) increased to $29,781 million, or 0.68% of total assets. An 8-unit multifamily apartment building located in Los Angeles, California was foreclosed upon and the OREO value was written down by $613 thousand in the third quarter of 2024.
- Acquired 12 nonaccrual PCD loans with total fair value of $12.9 million at July 31, 2024 in connection with the merger.
- Two non-acquired substandard accruing loans from one relationship with principal balance in the amount of $13.3 million were downgraded to nonaccrual in the third quarter of 2024. One of such loans was a construction loan collateralized by a stalled single family residential construction project which resulted in a partial charge-off of $967 thousand.

NPAs / Assets



1.000%
0.800%
0.600%
0.400%
0.200%
0.000%
0.62%
0.55%
0.84%
0.20%
0.68%
3Q23
4Q23
1Q24
2Q24
3Q24

ALL/ Total Loans held for investment



1.90%
1.70%
1.50%
1.30%
1.10%
0.90%
1.18%
1.15%
1.18%
1.27%
1.67%
3Q23
4Q23
1Q24
2Q24
3Q24

Allowance for Credit Losses as of and for the Three Months Ended September 30, 2024


1.67% [1] at Jul 31, 2024
55M
50M
45M
40M
35M
30M
25M
20M
balance
$23,788K
1.27% [1] at Jun 30, 2024
$11,203K
$18,523K
($1,162K)
$1,162K
($151K)
($1,282K)
($206K)
$1,189K
$489K
$53,552K
1.67%[1] At Sep 30, 2024
prior_total_reserve
initial_ACL_for_PCD_loans
initial_ACL_for_non.PCD_loans
Net_Chargeoff
Net_Chargeoff_Refill
Economic_Forecast
Credit_Quality
Loan_Composition
Qualitative
Change_in_Unallocated
current_total_reserve

- At merger close on July 31, 2024, $11.2 million initial one-time allowance for PCD loans and $18.5 million initial one-time provision for credit losses for non-PCD loans were recorded for purchase accounting.
- The $23.0 million provision for credit losses for the third quarter of 2024 included an one-time initial provision for credit losses on acquired non-PCD loans of $18.5 million and unfunded commitments of $2.7 million. The change in provision was due mostly to the one-time initial provisions, changes in the qualitative factors and a change in the reasonable and supportable forecast, primarily related to the economic outlook for California, partially offset by changes in portfolio mix, and decreases in legacy substandard accruing loans.
- At September 30, 2024, allowance for credit losses ("ACL") was $57.6 million, or 1.80% of total loans held for investment.
- At September 30, 2024, ACL was comprised of allowance for loan losses of $53.6 million, or 1.67% of total loans held for investment, and reserve for unfunded loan commitments of $4.1 million.

1. ALL to total loans held for investment.

Noninterest Expense and Total Revenue

Noninterest Expense ($MM) for the quarter ended:



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
61.4%
68.3%
68.4%
65.9%
85.7%
83.5%
98.9%
60.5%
$14.8
$15.3
$0.5
$14.5
$0.5
$18.5
$14.6
$23.1
3Q23
4Q23
1Q24
2Q24
3Q24
Noninterest expense
Merger expense
Efficiency ratio
Adjusted efficiency ratio 1

Total Revenue[2] ($MM) for the quarter ended:



45
40
35
30
25
20
15
10
5
0
$24.1
$22.5
$21.9
$22.2
$38.1
3Q23
4Q23
1Q24
2Q24
3Q24

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Total revenue includes net interest income and noninterest income.

Income Metrics

Net Income (Loss)[3] ($MM)


$10.0
$0.0
-$10.0
-$20.0
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
1.12%
0.75%
0.86%
$0.2
0.03%
-1.82%
$6.6
$4.4
$4.9
(16.5)
3Q23
4Q23
1Q24
2Q24
3Q24
Net income
ROAA

Tangible Book Value Per Share (TBVPS)[1,2]


$15.00
$10.00
$5.00
$0.00
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
10.92%
7.20%
7.91%
0.30%
-20.21%
$13.08
$13.56
$13.69
$13.71
$11.28
3Q23
4Q23
1Q24
2Q24
3Q24
TBVPS
ROATCE 1

Pre-Tax Pre-Provision Income[1,3] ($MM)


$9.3
$7.1
$6.9
$3.2
$0.4
3Q23
4Q23
1Q24
2Q24
3Q24

Diluted Earnings (Loss) Per Share[3]


$0.35
$0.24
$0.26
$0.01
($0.59)
3Q23
4Q23
1Q24
2Q24
3Q24

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end.
3. Reflects balance for the quarter ended.

Strong Capital Base

Tangible Common Equity Ratio[1,3]


9.2%
9.8%
10.1%
10.3%
10.5%
10.7%
11.3%
11.3%
8.58%
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

Tier 1 Ratio[2,3]


10.9%
11.1%
11.7%
12.1%
12.4%
12.60%
13.1%
13.3%
11.38%
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

Total Risk-Based Capital Ratio[2,3]


11.8%
12.0%
12.6%
13.0%
13.3%
13.50%
14.12%
14.34%
12.54%
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

Leverage Ratio[2,3]


10.1%
10.6%
11.2%
11.5%
11.7%
11.7%
12.03%
12.16%
12.41%
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix

Non-GAAP Reconciliation

Pre-tax, pre-provision income and adjusted pre-tax, pre-provision income are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. We calculate adjusted pre-tax, pre-provision income by excluding merger and related expenses from pre-tax, pre-provision income (PTPP). Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended					
All dollars in thousands	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	FY 2023
Net Interest Income	$23,261	$22,559	$20,494	$21,007	$36,942	$94,138
Noninterest Income (Loss)	815	(102)	1,413	1,169	1,174	3,379
Total Net Interest Income and Noninterest Income	24,076	22,457	21,907	22,176	38,116	97,517
(Deduct): Noninterest expense	14,781	15,339	14,981	19,005	37,680	59,746
Pre-Tax, Pre-Provision Net Income (non-GAAP)	$9,295	$7,118	$6,926	$3,171	$436	37,771
(Deduct)/Add: Merger and Related Expenses	-	-	549	491	14,605	-
Adjusted Pre-Tax, Pre-Provision Income (non-GAAP)	$9,295	$7,118	$7,475	$3,662	$15,041	$37,771
Average Assets	$2,313,941	$2,345,323	$2,309,827	2,294,678	3,593,157	2,306,233
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	1.59%	1.20%	1.21%	0.56%	0.05%	1.64%

Non-GAAP Reconciliation

Efficiency ratio and adjusted efficiency ratio are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. The adjusted efficiency ratio represents the ratio of noninterest expense less merger and related expenses to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

	For the three months ended					
All dollars in thousands	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	FY 2023
Noninterest Expense	$14,781	$15,339	$14,981	$19,005	$37,680	$59,746
Deduct: Merger and Related Expenses	-	-	549	491	14,605	-
Adjusted Noninterest Expense (non-GAAP)	$14,781	$15,339	$14,432	$18,514	$23,075	$59,746
Net Interest Income	23,261	22,559	20,494	21,007	36,942	94,138
Plus: Total Noninterest Income (Loss)	815	(102)	1,413	1,169	1,174	3,379
Total Revenue	$24,076	$22,457	$21,907	$22,176	$38,116	$97,517
Efficiency Ratio (non-GAAP)	61.4%	68.3%	68.4%	85.7%	98.9%	61.27%
Adjusted Efficiency Ratio (non-GAAP)	61.4%	68.3%	65.9%	83.5%	60.5%	61.27%

Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Total Stockholders' Equity	$278,550	$288,152	$292,499	$293,219	$498,064
Less: Intangible Assets	39,078	38,998	38,933	38,868	135,546
Tangible Common Equity (non-GAAP)	**$239,472**	**$249,154**	**$253,566**	**$254,351**	**$362,518**
Add: Accumulated Other Comprehensive Loss ("AOCL")	9,245	4,459	6,139	6,487	2,856
Tangible Common Equity Without AOCL (non-GAAP)	**$248,717**	**$253,613**	**$259,705**	**$260,838**	**$365,374**
Total Assets	$2,313,649	$2,360,252	$2,289,715	$2,293,693	$4,362,767
Less: Intangible Assets	39,078	38,998	38,933	38,868	135,546
Tangible Assets (non-GAAP)	**$2,274,571**	**$2,321,254**	**$2,250,782**	**$2,254,825**	**$4,227,221**
Tangible Common Equity Ratio (non-GAAP)	**10.53%**	**10.73%**	**11.27%**	**11.28%**	**8.58%**
Basic Shares Outstanding	18,309,282	18,369,115	18,527,178	18,547,352	32,142,427
Book Value per Share	$15.21	$15.69	$15.79	$15.81	$15.50
Less: Intangible Book Value per Share	$2.13	$2.13	$2.10	$2.10	$4.22
Tangible Book Value per Share (non-GAAP)	**$13.08**	**$13.56**	**$13.69**	**$13.71**	**$11.28**

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) adjusted net income, (2) average tangible common equity, (3) adjusted return on average assets, (4) adjusted return on average equity, (5) return on average tangible common equity, and (6) adjusted return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended					
All dollars in thousands	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	FY 2023
Net (Loss) Income	$6,556	$4,412	$4,935	$190	$(16,464)	$25,910
Add: After-tax Day1 Provision for Non-PCD loans and Unfunded Loan Commitments[1]	-	-	-	-	14,978	-
Add: After-tax Merger and Related Expenses [1]	-	-	547	412	10,576	-
Adjusted Net (Loss) Income (non-GAAP)	$6,556	$4,412	$5,482	$602	$9,090	$25,910
Average Assets	$2,313,941	$2,345,323	$2,309,827	$2,294,678	$3,593,157	$2,306,233
Average Shareholders' Equity	277,442	282,072	289,763	294,121	428,558	273,346
Less: Average Intangible Assets	39,158	39,035	38,964	38,900	104,409	39,195
Average tangible common equity (non-GAAP)	$238,284	$243,037	$250,799	$255,221	$324,149	$234,151
Return on Average Assets	1.12%	0.75%	0.86%	0.03%	(1.82)%	1.12%
Adjusted Return on Average Assets (non-GAAP)	1.12%	0.75%	0.95%	0.11%	1.01%	1.12%
Return on Average Equity	9.38%	6.21%	6.85%	0.26%	(15.28)%	9.48%
Adjusted Return on Average Equity (non-GAAP)	9.38%	6.21%	7.61%	0.82%	8.44%	9.48%
Return on Average Tangible Common Equity (non-GAAP)	10.92%	7.20%	7.91%	0.30%	(20.21)%	11.07%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	10.92%	7.20%	8.79%	0.95%	11.16%	11.07%

1. After-tax merger and related expenses are presented using a 29.56% tax rate.

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